UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2023
Illumina, Inc.
(Exact name of registrant as specified in its charter)

001-35406
(Commission File Number)

Delaware	33-0804655
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, CA 92122
(Address of principal executive offices) (Zip code)

(858) 202-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ILMN	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☐

Explanatory Note
On June 26, 2023, Illumina, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report on costs associated with certain exit activities. On November 13, 2023, January 9, 2024 and May 3, 2024, the Company filed Form 8-K/As amending the Original 8-K (“Amendment No. 1”, “Amendment No. 2” and “Amendment No. 3”, respectively) to report certain additional charges associated with the exit activities. The sole purpose of this Form 8-K/A is to disclose, in accordance with Item 2.05(d) of Form 8-K, the Company’s determination regarding certain estimates related to a further reduction in its real estate footprint. Except as set forth herein, no other modifications have been made to the Original 8-K, Amendment No. 1, Amendment No. 2 or Amendment No. 3.

Item 2.05 Costs Associated with Exit or Disposal Activities.
In Amendment No. 3 filed on May 3, 2024, the Company noted that during Q1 2024, the Company exited a portion of its Foster City campus and another property in San Diego, California. The Company recorded right-of-use asset and leasehold improvement impairment charges of $32 million in the first fiscal quarter of 2024 related to these exits.
The Company recorded an additional right-of-use asset impairment of $14 million in Q4 2024 related to the other property in San Diego, California, which was recognized in selling, general and administrative expense. The Company has no remaining assets related to this other property. The Company continues to evaluate its options with respect to the rest of its campus in Foster City.
The charge noted above will be excluded from non-GAAP financial metrics.
Use of forward-looking statements
This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties. Among the important factors to which our business is subject that could cause actual results to differ materially from those in any forward-looking statements are: (i) our ability to successfully implement in a timely manner cost reduction plans and (ii) the possibility that costs associated with our cost reduction plans are greater than we anticipate, together with other factors detailed in our filings with the Securities and Exchange Commission, including our most recent filings on Forms 10-K and 10-Q, or in information disclosed in public conference calls, the date and time of which are released beforehand. We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current quarter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.
Date:	January 14, 2025	By:	/s/ ANKUR DHINGRA
		Name:	Ankur Dhingra
		Title:	Chief Financial Officer